SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 2, 1996




                                MarketLink, Inc.
             (Exact name of registrant as specified in its charter)



   Minnesota                           0-25764                  41-1675041
(State or other jurisdiction    (Commission file number)       (IRS employer
  of incorporation)                                          dentification No.)



          10340 Viking Drive, Suite 150, Eden Prairie, Minnesota 55344
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (612) 996-9000



                                 Not Applicable
          (Former name or former address, if changed since last report)

     The undersigned registrant hereby amends Item 7 of its current report on Form 8-K dated August 2, 1996 as set forth below:



Item 7.    Financial Statements; Pro Forma Financial Information and Exhibits

          (b)  Pro forma Financial Information:

               On August 2, 1996, the Company (the "Company") completed its acquisition of Provident Worldwide Communications, Inc. ("Provident"), a provider of long distance telephone cards (the "Acquisition"). Under the terms of the agreement, Provident became a wholly-owned subsidiary of the Company. Shares of Provident common stock were converted into Options to purchase Common Stock of the Company at the ratio of 1 Company Option to acquire one share of Company Common Stock for each 10.111 Provident shares outstanding at prices indicated below. The Options received by the Provident shareholders are subject to several conditions including repayment by Provident, at any time prior to February 2, 1996, of certain loans and advances made to it by the Company. Based upon the exchange ratio and assuming that all conditions to the exercise of the Options are satisfied, the Company will issue, upon exercise, a maximum of 200,000 shares of Company Common Stock as acquisition consideration to former Provident shareholders. One half of the options (100,000) are exercisable at a price equal to the fair market value of the Company's Common Stock at the close of business on the closing date and one half (100,000) of the Options are exercisable at one cent ($0.01) per share. In addition, Incentive Stock Options totaling 60,000 shares were granted to key employees of Provident upon consummation of the acquisition. An additional 30,000, Non-Qualified Options were granted in exchange for satisfaction of certain obligations of Provident to creditors and former Provident directors.

                                MarketLink, Inc.
            Unaudited Pro forma Consolidated Combined Balance Sheets
                               as of June 30, 1996

     The following Unaudited Pro forma Consolidated Combined Balance Sheet sets forth historical balance sheet information for the Company and Provident at June 30, 1996.




                                                                      Provident
                                                                      Worldwide
                                         MarketLink,               Communications,                                  MarketLink
                                             Inc.                        Inc.               Eliminations           Consolidated
                                       ------------------        ----------------------    -------------------     --------------
Assets

Current assets:
   Cash and cash equivalents           $ 1,832,842                     $   (510)                                    $  1,832,331
   Trade accounts receivable, net of
    allowance for doubtful accounts        135,397                       132,047                                         267,444
   Minimum lease payments receivable        34,200                            --                                          34,200
   Note receivable                         100,000                            --               (100,000)(1)                    0
   Computer parts and supplies, net of
    reserve for obsolescence                98,296                        31,844                                         130,140
   Accrued interest receivable                 404                            --                   (404)(2)                    0
   Prepaid expenses                         87,059                        10,780                                          97,840
                                        ------------                   -----------                                  --------------
Total current assets                     2,288,198                       174,161                                       2,361,955

Property and equipment:
   Furniture and equipment                 675,469                       140,182                                         815,652
   Equipment leased to others              291,080                            --                                         291,080
                                        -----------                --------------                                    -------------
                                           966,549                       140,182                                       1,106,732
   Accumulated depreciation               (430,009)                      (34,290)                                       (464,299)
                                        -----------                   -----------                                     -------------
                                           536,540                       105,892                                         642,433

Other assets:
   Investment in sales type leases          21,414                        29,349                                           50,763
   Merger costs                             71,725                            --                (16,788)(3)                54,937
   Goodwill                                     --                            --                 150,499(3)               150,499
   Deposits                                 45,885                            --                                           45,885
                                        -----------                --------------                                      ------------
                                           139,024                        29,349                                          302,083
                                        -----------                   -----------                -----------          -------------
Total Assets                           $ 2,963,762                    $  309,402                   $ 33,307          $  3,306,471
                                        ===========                    ==========                   ========          ============


Liabilities and shareholders' equity

Current liabilities:
   Accounts payable                    $   125,021                    $  137,578                                      $   262,599
   Notes payable                             9,690                       157,376               (100,000)(1)                67,066
   Current maturities of long-term debt     57,849                            --                                           57,849
   Accrued expenses                         39,790                            --                                           39,790
   Customer deposits                         1,642                            --                                            1,642
   Deferred revenue                         86,037                            --                                           86,037
   Other accrued liabilities               204,366                        37,989                   (404)(2)               241,951
                                         -----------                   -----------                                     ------------
Total current liabilities                  524,395                       332,943                                          756,934



Long-term debt - related parties             3,594                       110,171                                          113,765
Long-term debt, net of current maturities   70,410                            --                                           70,410


Shareholders'  equity:  Common  stock,
  par  value  $.01  per  share  Authorized
  shares--5,000,000 Issued and outstanding
  shares: 1996--2,943,831                   29,438                        87,892                (87,892)(3)               29,438
   Additional paid-in capital            6,081,018                            --                                       6,081,018
   Accumulated deficit                  (3,745,094)                     (221,603)                 221,603(3)          (3,745,094)
                                        -----------                   -----------                                     -----------
Total shareholders' equity (deficit)     2,365,363                     (133,711)                                       2,365,362
                                        -----------                   -----------                -----------          -----------

Total liabilities and shareholders'
 equity                                 $ 2,963,762                    $  309,402                $ 33,307            $ 3,306,471
                                         ===========                    ==========               ========              ===========



See Accompanying Notes.

                                MarketLink, Inc.
         Unaudited Pro Forma Condensed Combined Statement of Operations
                        For year ended December 31, 1995


     The following Unaudited Pro Forma Condensed Combined Statements of Operations set forth continuing operations of the Company for the year ended December 31, 1995, as if the Acquisition had occurred as of January 1, 1995. The Unaudited Pro Forma Condensed Combined Statements of Operations would not necessarily reflect the results of operations that would have been attained if the Acquisition had been consummated at the beginning of the year presented. The following Unaudited Pro Forma Condensed Combined Statements of Operations do not reflect cost savings that may result from the Acquisition.


                                                                                                       Provident
                                                                                                       Worldwide
                                       MarketLink,              Communications,                       MarketLink
                                          Inc.                        Inc.                           Consolidated
                                   --------------------       ------------------       -----------------------------

Revenues                           $       704,068            $    418,542                       $   1,122,610
Cost of revenues                           400,995                 242,938                             643,933
                                      -------------            ---------------                     ---------------
Gross profit                               303,073                 175,604                             478,677

Operating expenses:
   Selling, general and administrative     949,540                 386,268                           1,335,808
   Research and development                566,900                     --                             566,900
                                      -------------            ----------------                     ---------------
Total operating expenses                 1,516,440                 386,268                           1,902,708
                                      -------------            ----------------                     ---------------
Operating loss                          (1,213,367)               (210,664)                         (1,424,031)

Interest income                            122,074                       6                             122,080
Interest expense                           (86,293)                     --                            (86,293)
Other income (expenses)                    132,542                      --                             132,542
                                       -----------             ----------------                     ---------------
Net loss                               $(1,045,044)               (210,657)                         (1,255,701)
                                       ============             ===============                     ===============


See Accompanying Notes.

                                MarketLink, Inc.
         Unaudited Pro Forma Condensed Combined Statement of Operations

                         Six months ended June 30, 1996


     The following Unaudited Pro Forma Condensed Combined Statements of Operations set forth continuing operations of the Company for the six months ended June 30, 1996, as if the Acquisition had occurred as of January 1, 1995. The Unaudited Pro Forma Condensed Combined Statements of Operations would not necessarily reflect the results of operations that would have been attained if the Acquisition had been consummated at the beginning of the year presented. The following Unaudited Pro Forma Condensed Combined Statements of Operations do not reflect cost savings that may result from the Acquisition.



                                                                     Provident
                                                                     Worldwide
                                              MarketLink,         Communications,                                 MarketLink
                                                  Inc.                 Inc.              Eliminations            Consolidated
                                         -------------------      -----------------     ----------------       -----------------

Revenues                                 $  423,458               $  62,297                                    $  486,755
Cost of revenues                            177,716                  55,054                                       232,770
                                           ---------              ------------                                   ----------
Gross profit                                245,742                   7,243                                       252,985

Operating expenses:
   Selling, general and administrative      873,817                  57,816                                       931,633
   Research and development                 324,249                     --                                        324,249
                                           ---------              -------------                                -----------
Total operating expenses                  1,198,066                  57,816                                     1,255,882
                                           ---------               ------------                                -----------
Operating loss                             (952,324)                (50,573)                                   (1,002,897)

Interest income                              57,554                      --                     (404)(2)           57,150
Interest expense                             (9,041)                   (404)                     404(2)            (9,041)
Other income (expense)                       14,734                  18,678                                        33,412
                                          ----------               ------------               ------------      -----------
Loss before income taxes                   (889,077)                 32,299                          0           (921,376)

Provision for income taxes                       --                       --                                           --
                                         ------------             -------------               ------------      -----------
Net loss                                   (889,077)                (32,299)                         --          (921,376)
                                           =========               ============               ============      ============


See Accompanying Notes.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements.


(1) Elimination of the inter-company operating note used to sustain operations prior to the closing of the transaction.
(2) Elimination of the inter-company interest accrued on the operating note to Provident.
(3) Adjustments represent the recording of the transaction using the purchase method of accounting.

(c)   Exhibits:

 Exhibit  Description

  2.0* Agreement and Plan of Merger, dated August 2, 1996 by and among the Company, MarketLink Acquisition Corp. and Provident Worldwide Communications, Inc.

 10.1* Employment Agreement dated August 2, 1996, between Kevin Pollari and Provident Worldwide Communications, Inc.

     *    previously filed

                                MarketLink, Inc.

                                   Form 8-K/A
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           MarketLink, Inc.
                                             (Registrant)




Date: October 15, 1996                        By:/s/ Rodney Larson
                                                 -----------------
                                                 Rodney Larson
                                                 Controller (Principal
                                                 Financial & Accounting Officer)

                                MarketLink, Inc.

                                  Exhibit Index
                                   Form 8-K/A



Exhibit
Number    Description

2.0*      Agreement  and Plan of Merger,  dated  August 2, 1996 by and among the
          Company,   MarketLink   Acquisition  Corp.  and  Provident   Worldwide
          Communications, Inc.

10.1* Employment Agreement dated August 2, 1996, between Kevin Pollari and Provident Worldwide Communications, Inc.

    *     previously filed